Nationwide Life Insurance Company: • Nationwide Variable Account

Prospectus supplement dated May 3, 2010 to
Prospectus dated May 1, 2010

This supplement updates certain information contained in your prospectus.  Please read it and keep it with your prospectus for future reference.

1.
“Appendix A: Underlying Mutual Funds” is amended to reflect that the following underlying mutual funds assess (or reserve the right to assess) a short-term trading fee (see “Short-Term Trading Fees” in your prospectus):

Franklin Templeton Variable Insurance Products Trust – Templeton Foreign Securities Fund: Class 3
Oppenheimer Variable Account Funds – Oppenheimer Global Securities Fund/VA: Class 4

2.	“Appendix A: Underlying Mutual Funds” is amended to reflect that the following underlying mutual funds do not assess (or reserve the right to assess) a short-term trading fee:

American Century International Growth Fund: Investor Class
Federated High Yield Trust
Fidelity Advisor High Income Advantage Fund: Class T
Fidelity Capital & Income Fund
Lazard U.S. Small-Mid Cap Equity Portfolio: Open Shares
Nationwide Variable Insurance Trust – NVIT Investor Destinations Aggressive Fund: Class II
Nationwide Variable Insurance Trust – NVIT Investor Destinations Conservative Fund: Class II
Nationwide Variable Insurance Trust – NVIT Investor Destinations Moderate Fund: Class II
Nationwide Variable Insurance Trust – NVIT Investor Destinations Moderately Aggressive Fund: Class II
Nationwide Variable Insurance Trust – NVIT Investor Destinations Moderately Conservative Fund: Class II